UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported) February 13, 2013

     Build-A-Bear Workshop, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32320	43-1883836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Innerbelt Business Center Drive St. Louis, Missouri	63114
(Address of Principal Executive Offices)	(Zip Code)

         (314) 423-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

On February 13, 2013, Build-A-Bear Workshop, Inc. (the “Company”) and all of its domestic subsidiaries (collectively with the Company, the “Borrower”) entered into a Twelfth Amendment to Loan Documents (the “Loan Document Amendment”) with U.S. Bank National Association (“U.S. Bank”), which amends the Company’s Fourth Amended and Restated Loan Agreement (the “Credit Agreement”) and the Fourth Amended and Restated Revolving Credit Note (the “Revolving Credit Note”) with U.S. Bank.

The Loan Document Amendment reduces the fixed charge coverage ratio covenant to be 1.10 to 1.00 for the fiscal year ended December 29, 2012 and restores it to be 1.20 to 1.00 for each four fiscal quarter period thereafter. Except for the change in the preceding sentence, the terms and conditions of the Credit Agreement remain unchanged.  The Borrower does not currently have any outstanding borrowings under the Credit Agreement and is currently in compliance with the Credit Agreement covenants.

Relationship to U.S. Bank

The Company has or may have had customary banking relationships with U.S. Bank based on the provision of a variety of financial services, including lending, commercial banking and other advisory services.

The foregoing description of the Loan Document Amendment is only a summary of certain terms and conditions of this document and is qualified in its entirety by reference to the Loan Document Amendment, which has been filed as Exhibit 10.1 hereto and which is incorporated by reference herein. In addition, the Company has previously filed the Credit Agreement and the Revolving Credit Note as Exhibits 10.1 and 10.2, respectively, to its Current Report on Form 8-K, filed on August 13, 2008, as amended by the Seventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on October 29, 2009, the Eighth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2011, and the Ninth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2012 which documents have also been incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (File No. 001-32320), filed on March 15, 2012, the Tenth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on July 26, 2012 and the Eleventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on December 21, 2012; the foregoing description of those documents is also only a summary of certain terms and conditions therein and is qualified in its entirety to such documents as previously filed.

Item 2.02.          Results of Operations and Financial Condition.

On February 14, 2013, Build-A-Bear Workshop, Inc. (the “Company”) issued a press release announcing, among other things, consolidated net retail sales, comparable store sales, consolidated e-commerce sales, net loss (including certain charges and benefit), adjusted earnings per diluted share, total revenues, and tax expense for the fourth quarter (13 weeks ended December 29, 2012) and total revenues, consolidated net retail sales, comparable store sales, consolidated e-commerce sales, tax expense, net loss (including certain charges and benefit), and adjusted net loss for the full year of fiscal 2012 (52 weeks ended December 29, 2012).  The press release discussed goodwill impairment and reported the Company’s year-end cash and inventory, and summarized stock repurchases, capital expenditures, store openings, closings and remodelings, and depreciation and amortization in fiscal 2012.  The press release also reported the Company’s expected additional store closings in fiscal 2013 and 2014, its anticipated optimal store count, expected transfer sales from closed stores, and fiscal 2012 year-end store count as well as the anticipated fiscal 2013 year-end store count for Company-owned stores in North America and Europe.  The press release reported net international franchisee store openings in fiscal 2012 and year-end franchisee store count.  Accomplishments toward the Company’s long term objectives were also discussed.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.  The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

The information furnished in contained or incorporated by reference into this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.  In addition, this report (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

10.1	Twelfth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of February 13, 2013

99.1	Press Release dated February 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date:	February 14, 2013	By:	/s/ Tina Klocke
			Name:	Tina Klocke
			Title:	Chief Operations and Financial Bear,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Twelfth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of February 13, 2013

99.1	Press Release dated February 14, 2013

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